Dreyfus Variable Investment Fund, International Equity Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

              Dreyfus Variable Investment Fund,  International Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas Loeffler, CFA.

Many international economies showed marked improvement after many of the world's central banks lowered key short-term interest rates last fall to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan and Asia began to recover over the past six months, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil' s currency devaluation abated. European markets, on the other hand, provided mixed performance.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, International Equity Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF PERFORMANCE

Douglas Loeffler, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, International Equity Portfolio produced a total return of 7.17%.(1) This compares favorably to the 3.97% total return provided by the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE((reg.tm))") Index for the same time period.(2)

We attribute the portfolio's performance to our selective investments in stocks located outside of the United States -- namely in Japan and the United Kingdom -- that the management team chose during the period based on what they believed offered outstanding growth potential. Additionally, in February of this year, the portfolio changed its management to a team headed by Douglas A. Loeffler, CFA. Since then, the team has initiated several changes to the portfolio's investment strategy, which they believed would be able to further enhance overall performance.

What is the portfolio's investment approach?

Dreyfus Variable Investment Fund, International Equity Portfolio seeks capital growth by investing primarily in foreign companies whose fundamental strengths indicate the potential for earnings growth. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities.

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, the new management team has instead chosen to focus exclusively on a "bottom-up" approach to stock selection, where stocks are chosen based on their own individual merits. Stock selection is made on a company-by-company basis, with particular emphasis given to the companies that the management team believes are the best managed and best positioned within their respective industries.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

While the portfolio typically invests in 15 to 25 markets around the world, including emerging markets, there are no country allocation models or targets. The management team is particularly alert to companies whose revenue and earnings growth potential they believe appear faster than those of industry peers or the local market.

What other factors influenced the portfolio's performance?

The primary factor influencing the portfolio's performance during the six-month reporting period was its new management's shift from a "top-down" strategy to a " bottom-up" investment approach. Based on this new enhanced focus on stock selection, the portfolio increased its exposure to the Japanese and U.K. markets. While we continue to add to these countries, as of the end of the reporting period, the portfolio remains slightly underweighted to both countries relative to the Index. Looking back, had we had a greater exposure to these markets, we believe our performance would have been even stronger.

Almost all of the portfolio's Japanese stocks fared well, primarily because they were driven by a surge in foreign-led buying. In fact, as a whole, the Japanese companies held in the portfolio performed better than those Japanese companies held in the Index. Some of the portfolio's best performing stocks included Kao, a consumer products company with a strong U.S. sales base, Ryohin Keikaku, a retailer that has been growing its sales substantially despite Japan's deep recession, and Konami, an electronics concern whose contract to deliver the newest generation of SONY "playstations" has proven successful. Within the U.K., our holdings in Vodaphone, a major mobile phone company, experienced significant gains when it was purchased by AirTouch Communications in the U.S. The newly created company, Vodaphone AirTouch, is now regarded as the world's largest wireless communications company.

In addition, the portfolio's focus on emerging market-based companies that it believes can thrive in most reasonable scenarios proved successful during the period.



On the other hand, our heavy exposure to the European markets, relative to the Index, served to dampen the portfolio's overall performance. While many European companies did not perform as well as we had expected, the additional problems encountered as a result of our exposure to the euro served to inhibit our returns because of the euro's sluggish year-to-date performance.

As for specific sectors, the portfolio's performance was held back during the period by its pharmaceuticals, financials, and consumer products stocks.

What is the portfolio's current strategy?

Consistent with the emphasis of our new management team's stock selection strategy, the portfolio is currently invested to capture what we believe are significant growth opportunities outside of the U.S. -- most notably within select technology and telecommunications companies. In addition, as of June 30, 1999, the portfolio was emphasizing companies that seem particularly well-suited to flourish within a strengthening Japan as well as emerging market countries.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE((reg.tm))) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED.

                                                        The Portfolio

STATEMENT OF INVESTMENTS




June 30, 1999 (Unaudited)

COMMON STOCKS--94.0%                                                                    Shares                         Value ($)
----------------------------------------------------------------------------------------------------------------------------------
BELGIUM--.5%

Lernout & Hauspie Speech Products, ADS                                                   6,600  (a)                      233,888

BRAZIL--1.9%

Petroleo Brasileiro                                                                      5,600                           612,650

Tele Sudeste Celular, ADS                                                                9,100                           263,900

                                                                                                                         876,550

CANADA--5.1%

AT&T Canada                                                                             10,400                           666,250

Le Groupe Videotron                                                                     13,400                           213,090

Newbridge Networks                                                                      11,700  (a)                      336,375

Telesystem International Wireless                                                       26,500  (a)                      483,808

Toronto-Dominion Bank                                                                   14,100                           642,353

                                                                                                                       2,341,876

FINLAND--5.2%

Merita                                                                                 115,000                           655,511

Nokia, ADS                                                                              10,100                           924,781

Tieto, Cl. B                                                                            14,500                           606,010

UPM-Kymmene                                                                              8,000                           230,073

                                                                                                                       2,416,375

FRANCE--8.1%

Accor                                                                                    2,650                           667,537

Altran Technologies                                                                      4,000                         1,059,328

Canal Plus                                                                               2,200                           619,272

Elf Aquitaine                                                                            4,500                           662,442

Vivendi                                                                                  8,854                           719,476

                                                                                                                       3,728,055

GERMANY--5.4%

Continental                                                                             22,000                           523,457

DePfa Deutsche Pfandbriefbank                                                            5,300                           482,491

Mannesmann                                                                               6,100                           913,122

Preussag                                                                                11,125                           599,609

                                                                                                                       2,518,679

HONG KONG--.7%

China Telecom (Hong Kong), ADS                                                           5,900  (a)                      336,300

IRELAND--3.2%

Allied Irish Banks                                                                      29,000                           382,889

Elan, ADS                                                                               17,000  (a)                      471,750




COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
----------------------------------------------------------------------------------------------------------------------------------

(IRELAND (CONTINUED)

Esat Telecom, ADS                                                                       14,850  (a)                      651,544

                                                                                                                       1,506,183

ITALY--7.0%

Alleanza Assicurazioni                                                                  58,000                           668,411

Mondadori (Arnoldo) Editore                                                             34,000                           583,098

Seat Pagine Gialle                                                                     230,000                           314,074

Seat Pagine Gialle-RNC                                                                 490,000                           418,957

Telecom Italia                                                                          64,000                           665,721

Telecom Italia Mobile-RNC                                                              160,000                           595,707

                                                                                                                       3,245,968

JAPAN--18.0%

Japan Telecom                                                                               39                           554,151

Kao                                                                                     35,500                           997,109

Kita Kyushu Coca-Cola Bottling                                                          12,300                           699,083

Konami                                                                                  21,000                           867,410

NTT Mobile Communications Network                                                           16                           216,770

NTT Mobile Communications Network-Bonus Shares                                              64  (a)                      856,506

Ryohin Keikaku                                                                           3,200                           804,957

Shiseido                                                                                54,000                           809,219

Softbank                                                                                 4,500                           911,152

TDK                                                                                      7,000                           640,149

Takefuji                                                                                 9,500                           981,784

                                                                                                                       8,338,290

LUXEMBOURG--.5%

Societe Europeenne des Satellites                                                        1,500                           218,021

MEXICO--1.4%

Telefonos de Mexico, ADR                                                                 7,850                           634,378

NETHERLANDS--6.3%

ASM Lithography                                                                         11,600  (a)                      688,750

Benckiser, Cl. B                                                                         9,800                           524,647

ING Groep                                                                                4,200                           228,107

STMicroelectronics                                                                      10,400  (a)                      695,018

United Pan-Europe Communications                                                         4,100  (a)                      223,100

VNU                                                                                     14,500                           581,260

                                                                                                                       2,940,882

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PORTUGAL--1.5%

Brisa-Auto Estradas de Portugal                                                         16,500                           682,770

SINGAPORE--1.4%

Development Bank of Singapore                                                           53,000                           648,280

SOUTH KOREA--1.4%

Korea Telecom, ADR                                                                      16,125  (a)                      645,000

SPAIN--3.4%

Banco Santander Central Hispano                                                         58,000                           606,010

Telefonica                                                                              12,318                           595,224

Telefonica Publicidad e Informacion                                                     18,500  (a)                      370,325

                                                                                                                       1,571,559

SWEDEN--5.0%

Electrolux, Cl. B                                                                       26,000                           546,993

Ericsson (LM) Tel, Cl. B, ADR                                                           15,500                           510,531

Skandia Forsakrings                                                                     34,500                           648,343

Skandinaviska Enskilda Banken                                                           51,000                           596,752

                                                                                                                       2,302,619

SWITZERLAND--1.2%

Swisscom                                                                                 1,450                           548,142

TAIWAN--.9%

Taiwan Semiconductor Manufacturing, ADS                                                 13,000  (a)                      442,000

UNITED KINGDOM--15.1%

BP Amoco, ADS                                                                            4,400                           477,400

Compass                                                                                 54,000                           535,882

Diageo                                                                                  62,240                           650,549

Dixons                                                                                  30,000                           560,872

Energis                                                                                 18,500  (a)                      441,606

Glaxo Wellcome, ADR                                                                      4,000                           226,500

Hilton                                                                                 210,000                           833,262

Pearson                                                                                 48,000                           976,155

Securicor                                                                               72,000                           632,153

TeleWest Communications                                                                 78,000  (a)                      350,107

Vodafone AirTouch                                                                       44,000                           867,735



COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
----------------------------------------------------------------------------------------------------------------------------------


UNITED KINGDOM (CONTINUED)

WPP                                                                                              52,000                  440,147

                                                                                                                       6,992,368

UNITED STATES--.8%

Global TeleSystems Group                                                                          4,750  (a)             384,750

TOTAL COMMON STOCKS

    (cost $39,338,484)                                                                                                43,552,933
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--5.2%                                                                 Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

AI Credit, 5.70%, 7/1/99                                                                      1,000,000                1,000,000

Prudential Funding, 5.10%, 7/1/99                                                             1,400,000                1,400,000

TOTAL SHORT-TERM INVESTMENTS

    (cost $2,400,000)                                                                                                  2,400,000
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $41,738,484)                                                              99.2%               45,952,933

CASH AND RECEIVABLES (NET)                                                                          .8%                  357,479

NET ASSETS                                                                                       100.0%               46,310,412

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                               Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  41,738,484  45,952,933

Receivable for investment securities sold                             1,007,122

Dividends receivable                                                    175,387

Prepaid expenses                                                            881

                                                                     47,136,323
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            28,079

Cash overdraft due to Custodian                                         294,540

Payable for investment securities purchased                             410,208

Payable for shares of Beneficial Interest redeemed                       50,837

Accrued expenses                                                         42,247

                                                                        825,911
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       46,310,412
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      41,867,258

Accumulated undistributed investment income-net                         456,920

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                    (209,529)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    4,195,763
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       46,310,412
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
   Interest authorized)                                               2,980,868

NET ASSET VALUE, offering and redemption price per share ($)              15.54

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $72,491 foreign taxes withheld at source)       620,067

Interest                                                                36,325

TOTAL INCOME                                                           656,392

EXPENSES:

Investment advisory fee-Note 3(a)                                      167,488

Custodian fees                                                          30,599

Auditing fees                                                           12,781

Prospectus and shareholders' reports                                     6,533

Legal fees                                                               1,364

Trustees' fees and expenses-Note 3(b)                                      382

Shareholder servicing costs                                                131

Loan commitment fees-Note 2                                                 55

Miscellaneous                                                              776

TOTAL EXPENSES                                                         220,109

INVESTMENT INCOME-NET                                                  436,283
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         3,628,385

Net realized gain (loss) on forward currency exchange contracts         49,125

NET REALIZED GAIN (LOSS)                                             3,677,510

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                       (991,429)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,686,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,122,364

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS


                                          Six Months Ended
                                             June 30, 1999          Year Ended
                                               (Unaudited)   December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            436,283              477,297

Net realized gain (loss) on investments         3,677,510           (2,215,561)

Net unrealized appreciation (depreciation)
   on investments                                (991,429)           3,117,748

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,122,364            1,379,484
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                -               (463,450)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   2,506,435            9,806,632

Dividends reinvested                                  -                463,450

Cost of shares redeemed                        (5,129,497)          (4,762,682)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,623,062)           5,507,400

TOTAL INCREASE (DECREASE) IN NET ASSETS           499,302            6,423,434
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            45,811,110           39,387,676

END OF PERIOD                                  46,310,412           45,811,110

Undistributed investment income--net              456,920               20,637
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       170,876              641,163

Shares issued for dividends reinvested                -                 32,302

Shares redeemed                                  (350,354)            (322,864)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (179,478)             350,601

SEE NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                          Six Months Ended
                                             June 30, 1999                             Year Ended December 31,
                                                                        -------------------------------------------------------
                                                (Unaudited)         1998          1997          1996          1995       1994(a)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                               14.50         14.02         13.76          12.82         12.02         12.50

Investment Operations:

Investment income--net                                 .14(b)        .15           .05            .10           .15           .15

Net realized and unrealized
   gain (loss) on investments                          .90           .48          1.27           1.16           .74          (.40)

Total from Investment Operations                      1.04           .63          1.32           1.26           .89          (.25)

Distributions:
Dividends from investment
   income--net                                          --          (.15)         (.07)          (.09)         (.08)         (.14)

Dividends in excess of
   investment income-net                                --            --            --             --          (.01)         (.09)

Dividends from net realized gain
   on investments                                       --            --          (.34)          (.39)           --            --

Dividends in excess of net
   realized gain on investments                         --            --          (.65)          (.06)           --            --

Total Distributions                                     --          (.15)        (1.06)          (.54)         (.09)         (.23)

Capital contribution from an affiliate
   of the Advisor                                       --            --            --            .22            --            --

Net asset value, end of period                       15.54         14.50         14.02          13.76         12.82         12.02
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      7.17(c)       4.49          9.61          11.61(d)       7.39    (2.00)(c)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .49(c)        .99          1.06           1.28          1.59        .23(c)

Ratio of net investment income
   to average net assets                               .97(c)       1.04           .38            .92          1.13        1.11(c)

Decrease reflected in above expense
   ratios due to undertakings
   by Dreyfus                                           --            --            --             --           .45       1.70(c)

Portfolio Turnover Rate                              158.63(c)    204.50        165.75         181.13         70.22      16.75(c)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                46,310       45,811        39,388         24,355         7,672         1,089

(A)  FROM MAY 2, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  HAD THE PORTFOLIO NOT HAD A CAPITAL CONTRIBUTION BY AN AFFILIATE OF THE ADVSIOR DURING THE PERIOD, THE TOTAL RETURN WOULD
     HAVE
BEEN 9.89%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Equity Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a non-diversified series. The portfolio's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that Portfolio' s operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.




(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it
from    substantially    all    Federal    income    and    excise    taxes.

The portfolio has an unused capital loss carryover of approximately $3,410,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.




NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1999, amounted to $68,718,063 and $67,615,010, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 1999, there were no open forward currency exchange contracts.

(B) At June 30, 1999, accumulated net unrealized appreciation on investments was
$4,214,449,   consisting   of   $5,870,140  gross  unrealized  appreciation  and
$1,655,691 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Variable Investment Fund, International Equity Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        90 Washington Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  109SA996